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                                                                   EXHIBIT 10.46




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                            SECOND AMENDMENT TO 1997
                              STOCK OPTION PLAN FOR
                            SILVERLEAF RESORTS, INC.










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                            SECOND AMENDMENT TO 1997
                              STOCK OPTION PLAN FOR
                            SILVERLEAF RESORTS, INC.


         This SECOND AMENDMENT ("Second Amendment") to the 1997 Stock Option Plan dated May 15, 1997, (the "Plan") for Silverleaf Resorts, Inc. (the "Company") is unanimously adopted by the Compensation Committee as of the 19th day of November, 1999.

                                R E C I T A L S:

         A. Section 8.9 of the Plan contains restrictions on the transfer of Shares of the Company issued pursuant to Incentive Options under the Plan; and

         B. The Compensation Committee has determined that it would be in the best interests of the Company to amend the provisions of Section 8.9 to provide lesser restrictions on the transfer of Shares issued pursuant to future Options granted under the Plan.

                               A M E N D M E N T:


         SECTION 1 AMENDMENT. Pursuant to the powers granted to the Compensation Committee under Section 12.2 of the Plan, the Committee hereby revokes Section
8.9 of the Plan for Options granted under the Plan on or after the date hereof and replaces it with a new Section 8.9 which provides as follows:

                  SECTION 8.9 Restrictions on Transfer of Stock. The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the Participant with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, within the meaning of
         Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan. No Shares acquired by a Participant pursuant to a Option shall be sold or otherwise disposed of within a period of six (6) months following the date of acquisition of such Shares, unless either the grant of the Option is approved by the Board of Directors, or a committee of the Board of Directors that is composed solely of two or more non-employee directors as defined in Rule 16b-3 of the Exchange Act, or the grant of the Option is approved or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated, or the written consent of the holders of a majority of the securities

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         of the Company entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of the shareholders.

         SECTION 2 EFFECTIVE DATE. This Amendment shall be effective as of the date hereof as to all Options granted under the Plan on or after the date hereof. The restrictions contained in Section 8.9 of the Plan, as in effect prior to the date hereof, shall continue to apply to Options granted under the Plan prior to the date hereof.

         SECTION 3 RATIFICATION. Except as amended by this Amendment, all of the terms and provisions of the Plan, as amended, are hereby ratified and confirmed.

         Adopted as of the 19th day of November, 1999.


                                           COMPENSATION COMMITTEE


                                           /s/ JAMES B. FRANCIS, JR.
                                           -------------------------------------
                                           James B. Francis, Jr.



                                           /s/ MICHEAL A. JENKINS
                                           -------------------------------------
                                           Michael A. Jenkins